UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTEGRATED WELLNESS ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

INTEGRATED WELLNESS ACQUISITION CORP

1441 Broadway, 6th Floor

New York, NY 10018

(917) 397-7625

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Integrated Wellness Acquisition Corp (the “Company,” “we” or similar terminology), I invite you to attend an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Meeting”). The Meeting will be held at 10:00 a.m. Eastern Time on December 12, 2025, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from December 15, 2025 (the “Termination Date”) to March 16, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”) the M&A in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than March 16, 2026 (including prior to December 15, 2025) (the “Liquidation Amendment Proposal”);

(iii) Proposal 3 — A proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”);

(iv) Proposal 4 — A proposal to amend by special resolution (the “Redemption Limitation Amendment,” and together with the Extension Amendment and the Liquidation Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to the accompanying proxy statement to eliminate the limitation that we may not redeem public shares (defined below) to the extent that such redemption would result in us having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) (the “NTA Rule”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination (the “Redemption Limitation”) in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation  (the “Redemption Limitation Amendment Proposal,” and together with the Extension Amendment Proposal and the Liquidation Amendment Proposal, the “M&A Amendment Proposals”); and

(iv) Proposal 5 —  A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of the M&A Amendment Proposals are each conditioned on one another. This means that unless those three proposals are approved by the shareholders, none of the three M&A Amendment Proposals will take effect.

Each of the M&A Amendment Proposals, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

Only holders of record of our class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or “Class A ordinary shares”) and our class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “Class B ordinary shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares”) at the close of business on November 3, 2025 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the Extension Amendment Proposal, the Auditor Ratification Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Adjournment Proposal, and recommends that shareholders vote in favor of each proposal. Approval of each of the M&A Amendment Proposals requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon.

In connection with the M&A Amendment Proposals, holders (“public shareholders”) of the Company’s Class A ordinary shares, $0.0001, par value per share included in the units sold in the Company’s initial public offering (“IPO”) (“public shares” or “Public Shares”), may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. Further, the Company shall not redeem any Class A Ordinary Shares held by the Sponsor (defined below) or its affiliates or the directors or officers of the Company.

The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete its initial business combination (the “Business Combination”). We originally had 15 months from the consummation of our initial public offering, or until March 13, 2023, to consummate our initial business combination. However, as requested by its prior sponsor and as permitted under its M&A, we extended the date by which we must consummate an initial business combination by an additional three months until June 13, 2023.

On June 2, 2023, the Company held an extraordinary general meeting, at which its shareholders approved, among others, a proposal to extend the date by which it would be required to consummate a business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by the Board) (the “June 2023 Extension”). On December 11, 2023, the Company held an extraordinary general meeting, at which its shareholders approved, among others, a proposal to extend the date by which it would be required to consummate a business combination from December 13, 2023 to December 13, 2024 (or such earlier date as determined by the Board) (the “December 2023 Extension”).

On December 11, 2024, the Company held an extraordinary general meeting, at which its shareholders approved, among others, a proposal to extend the date by which it would be required to consummate a business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the Board) (the “December 2024 Extension”).

As a result of the June 2023 Extension, the December 2023 Extension and the December 2024 Extension, and as provided in the M&A, the Company currently has until December 15, 2025 to complete its Business Combination. While the Company is using its best efforts to complete the Business Combination as soon as practicable, the board of directors (the “Board”) believes that there may not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain approval for the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Btab Business Combination or another Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order that the Company’s shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.

The Company will hold a separate general meeting of its shareholders on December 8, 2025 to approve the Business Combination (the “Business Combination Meeting”). If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then the Company intends to use its best efforts to complete the Business Combination on or before the Termination Date. The Company will cancel the Meeting and will not implement the Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Extension Amendment Proposal, and file the proposed amendment to its M&A only if it has determined that it will not be able to complete the Business Combination on or before the Termination Date. If the Company does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

If the M&A Amendment Proposals are approved and implemented, the Company intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the discretion to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

On May 30, 2024, the Company entered into a Business Combination Agreement (the “Original Business Combination Agreement”) with IWAC Georgia Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of the Company, and Btab Ecommerce Group, Inc., a Georgia corporation (“Btab”).

On August 26, 2024, the Company and Btab entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with IWAC Holding Company Inc., a Delaware corporation, a wholly-owned subsidiary of the Company (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau. The Business Combination Agreement amended, restated and superseded the Original Business Combination Agreement. Pursuant to the Business Combination Agreement, the Business Combination will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of the Company and Btab, on the date of the consummation of the Business Combination and following the Company’s transfer by way of continuation from the Cayman Islands to Delaware in accordance with Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Act (Revised) (the “Domestication”): (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with the Company as the surviving company in the Purchaser Merger and, as a result of the Purchaser Merger, the Company will become a wholly owned Subsidiary of Pubco with the security holders of the Company receiving securities of Pubco with terms substantially equivalent to the terms of their securities of the Company, and (b) Company Merger Sub will merge with and into Btab, with Btab as the surviving company in the Company Merger and, as a result of the Company Merger, Btab will become a wholly owned Subsidiary of Pubco. Upon the consummation of the transactions contemplated by the Business Combination Agreement (the transactions contemplated by the Business Combination Agreement, the “Btab Business Combination”), Pubco expects to be renamed “Btab Ecommerce Holdings, Inc.”

If either of the M&A Amendment Proposals are not approved and the Business Combination is not completed on or before December 15, 2025, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To exercise your redemption rights, you must tender your shares to Continental, the Company’s transfer agent, at least two business days prior to the Meeting. You may tender your shares by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the Meeting not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

Any holder of Public Shares will be entitled to demand that such holder’s shares be redeemed for a full pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was approximately $15.15 million, or $12.78 per share, as of November 3, 2025). The closing price of the Company’s Class A ordinary shares on the OTC Pink Limited Market (“OTC Markets”) on November 3, 2025 was $12.55 per share. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.23 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.

If the Extension Amendment Proposal, the Liquidation Amendment Proposal, and the Redemption Limitation Amendment Proposal are not approved and the Business Combination is not completed on or before December 15, 2025, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public shareholders.

Approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the shareholders which are present themselves or represented by proxy at the Meeting who, being entitled to do so, vote in person or by proxy thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the other proposals at the Meeting or if due to redemptions in connection with the M&A Amendment Proposals, the Company would not adhere to the continued listing requirements of the New York Stock Exchange, and in such event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Auditor Ratification Proposal.

The Board has fixed the close of business on November 3, 2025 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their shares in connection with the Meeting. On the Record Date, there were 4,060,481 Ordinary Shares issued and outstanding.

The Board believes that given the Company’s expenditure of time, effort and money on identifying a Business Combination, including the Btab Business Combination or another Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” each proposal.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal, the Redemption Limitation Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to participate in the Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors,

/s/ Binson Lau
Binson Lau
Chairman of the Board

November 17, 2025

INTEGRATED WELLNESS ACQUISITION CORP

1441 Broadway, 6th Floor

New York, NY 10018

(917) 397-7625

NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING

OF SHAREHOLDERS TO

BE HELD ON DECEMBER 12, 2025

November 17, 2025

To the Shareholders of Integrated Wellness Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of Integrated Wellness Acquisition Corp (“the Company,” the “Company,” “we” or similar terminology), a Cayman Islands exempted company, will be held on December 12, 2025, at 10:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

The purpose of the Meeting will be to consider and vote upon the following proposals:

(i)	Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from December 15, 2025 (the “Termination Date”) to March 16, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to the approval of the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the date by which the Company would be required to consummate a business combination be extended to March 16, 2026 (or such earlier date as determined by our Board in its sole discretion) and each amendment to the amended and restated memorandum and articles of association of the Company as amended and currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”;

(ii)	Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”) the M&A in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than March 16, 2026 (including prior to December 15, 2025) (the “Liquidation Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date on or prior to March 16, 2026 and each amendment to the amended and restated memorandum and articles of association of the Company as amended and currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”; and

(iii)	Proposal 3 — A proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”);

(iv)	Proposal 4 — A proposal to amend by special resolution (the “Redemption Limitation Amendment,” and together with the Extension Amendment and the Liquidation Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to the accompanying proxy statement to eliminate the limitation that we may not redeem public shares (defined below) to the extent that such redemption would result in us having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) (the “NTA Rule”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination (the “Redemption Limitation”) in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal,” and together with the Extension Amendment Proposal and the Liquidation Amendment Proposal, the “M&A Amendment Proposals”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the elimination of the limitation that the Company may not redeem its public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination and each amendment to the amended and restated memorandum and articles of association of the Company as amended and currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”; and

(v)	Proposal 5 — A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal (together, the “M&A Amendment Proposals”) are each conditioned on one another. This means that unless these three proposals are approved by the shareholders, none of these three proposals will take effect.

The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete its initial business combination (the “Business Combination”). The M&A currently provides that the Company has until December 15, 2025 to complete its Business Combination. The Company currently believes that there may not be sufficient time before December 15, 2025 to complete the Business Combination. The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, are to allow the Company more time to complete the Business Combination. Accordingly, the Company believes that in order to be able to consummate the Business Combination, the Company may need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date. Notwithstanding the foregoing, the Company will cancel the Meeting and will not implement the Extension if it is able to complete the Business Combination prior to the Meeting.

The Company originally had 15 months from the consummation of our initial public offering, or until March 13, 2023, to consummate our initial business combination. However, as requested by its prior sponsor and as permitted under its M&A, the Company extended the date by which it must consummate an initial business combination by an additional three months until June 13, 2023.

On June 2, 2023, the Company held an extension meeting, at which its shareholders approved, among others, a proposal to extend the date by which it would be required to consummate a business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by the Board) (the “June 2023 Extension”). On December 11, 2023, the Company held an extension meeting, at which its shareholders approved, among others, a proposal to extend the date by which it would be required to consummate a business combination from December 13, 2023 to December 13, 2024 (or such earlier date as determined by the Board) (the “December 2023 Extension”).

On December 11, 2024, the Company held an extraordinary general meeting, at which its shareholders approved, among others, a proposal to extend the date by which it would be required to consummate a business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the Board) (the “December 2024 Extension”).

As a result of the June 2023 Extension, the December 2023 Extension and the December 2024 Extension, and as provided in the M&A, the Company currently has until December 15, 2025 to complete its Business Combination. While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there may not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain approval for the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Btab Business Combination or another Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order that the Company’s shareholders have the opportunity to participate in its future investment.

The Company will hold a separate general meeting of its shareholders on December 8, 2025 to approve the Business Combination (the “Business Combination Meeting”). If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then the Company intends to use its best efforts to complete the Business Combination on or before the Termination Date. The Company will cancel the Meeting and will not implement the Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Extension Amendment Proposal, and file the proposed amendment to its M&A only if it has determined that it will not be able to complete the Business Combination on or before the Termination Date. If the Company does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

If the M&A Amendment Proposals are approved and implemented, the Company intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

On May 30, 2024, the Company entered into a Business Combination Agreement (the “Original Business Combination Agreement”) with IWAC Georgia Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of the Company, and Btab Ecommerce Group, Inc., a Georgia corporation (“Btab”).

On August 26, 2024, the Company and Btab entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with IWAC Holding Company Inc., a Delaware corporation, a wholly-owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau. The Business Combination Agreement amended, restated and superseded the Original Business Combination Agreement. Pursuant to the Business Combination Agreement, the Business Combination will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of the Company and Btab, on the date of the consummation of the Business Combination and following the Domestication (as defined below): (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with the Company as the surviving company in the Purchaser Merger and, as a result of the Purchaser Merger, the Company will become a wholly owned Subsidiary of Pubco with the security holders of the Company receiving securities of Pubco with terms substantially equivalent to the terms of their securities of the Company, and (b) Company Merger Sub will merge with and into Btab, with Btab as the surviving company in the Company Merger and, as a result of the Company Merger, Btab will become a wholly owned Subsidiary of Pubco. Upon the consummation of the transactions contemplated by the Business Combination Agreement (the transactions contemplated by the Business Combination Agreement, the “Btab Business Combination”), Pubco expects to be renamed “Btab Ecommerce Holdings, Inc.”

If either the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved, and the Business Combination is not completed on or before December 15, 2025, then as contemplated by and in accordance with the M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The full text of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Adjournment Proposal are set out in the accompanying proxy statement.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal or if due to redemptions in connection with the M&A Amendment Proposals, the Company would not adhere to the continued listing requirements of the New York Stock Exchange. In such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Auditor Ratification Proposal.

The Board has fixed the close of business on November 3, 2025 as the record date for the Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and such proxyholder need not be a shareholder of the Company.

By Order of the Board of Directors of Integrated Wellness Acquisition Corp,

/s/ Binson Lau
Binson Lau
Chairman of the Board

November 17, 2025

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE.

WE ARE FIRST MAILING THIS PROXY STATEMENT TO OUR SHAREHOLDERS ON OR ABOUT NOVEMBER 18, 2025.

INTEGRATED WELLNESS ACQUISITION CORP

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING

To be held at 10:00 a.m. Eastern Time on December 12, 2025

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS

Why am I receiving this proxy statement?

This proxy statement of Integrated Wellness Acquisition Corp (“the Company,” the “Company,” “we” or similar terminology) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Suntone Investment Pty Ltd, an Australian proprietary limited company (the “Sponsor”). On December 13, 2021, we consummated our initial public offering of 11,500,000 units, and a concurrent private placement (the “Private Placement”) of 6,850,000 warrants (the “Private Placement Warrants”). A total of $117,300,000 (equal to $10.20 per unit sold in the IPO), comprised of $112,700,000 of the proceeds from the IPO (which amount includes $4,025,000 of the deferred underwriting discount) and $4,600,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On March 14, 2023, the Company announced that IWH Sponsor LP, a Delaware limited partnership, the Company’s prior sponsor, had exercised the first of two three-month paid extensions and deposited an aggregate of $1.15 million (representing $0.10 per public share) into the Trust Account for its public shareholders. The deposit enabled the Company to extend the date by which the Company has to complete an initial business combination from March 13, 2023 to June 13, 2023.

On June 2, 2023, the Company held an extraordinary general meeting of the shareholders to approve a further extension of the date by which it had to complete an initial business combination from June 13, 2023 to December 13, 2023 (the “June 2023 Extension”), which extension was reflected in an amendment to the Company's amended and restated memorandum and articles of association, which was adopted at such meeting on June 2, 2023. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 6,108,728 Class A Ordinary Shares. As a result, an aggregate of approximately $64.98 million (or approximately $10.64 per share) was released from the Trust Account to pay such shareholders.

On December 11, 2023, the Company held an extension meeting, at which its shareholders approved, among others, a proposal to extend the date by which the Company would be required to consummate a business combination from December 13, 2023 to December 13, 2024 (or such earlier date as determined by the Board) (the “December 2023 Extension”). In connection with this meeting, shareholders holding an aggregate of 1,136,155 public shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $12.6 million (approximately $11.09 per Public Share) was removed from the Trust Account to pay such holders and 4,255,117 Class A Ordinary Shares were issued and outstanding. As a result of the June 2023 Extension and December 2023 Extension, and as provided in the current M&A, the Company had until December 13, 2024 to complete its initial business combination.

On December 11, 2024, the Company held an extraordinary general meeting, at which its shareholders approved, among others, a proposal to extend the date by which it would be required to consummate a business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the Board) (the “December 2024 Extension”).

If the M&A Amendment Proposals (which are conditioned on each other) are approved and implemented, the Termination Date will be extended as far as March 16, 2026 (or such earlier date as determined by the Board, in its sole discretion). If these proposals are approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the M&A Amendments, in which case we will liquidate the Trust Account to redeem all public shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of the shareholders to both continue the Company’s existence as currently permitted under our M&A until the expiration of the Extension Period and to enable the Company to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

The Company will hold a separate general meeting of its shareholders on December 8, 2025 to approve the Business Combination (the “Business Combination Meeting”). If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then the Company intends to use its best efforts to complete the Business Combination on or before the Termination Date. The Company will cancel the Meeting and will not implement the Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Extension Amendment Proposal, and file the proposed amendment to its M&A only if it has determined that it will not be able to complete the Business Combination on or before the Termination Date. If the Company does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Extended Date in order to allow the Company additional time to complete the Business Combination and is therefore holding this Meeting.

What is being voted on?

You are being asked to vote on the following proposals:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from December 15, 2025 (the “Termination Date”) to March 16, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”) the M&A in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than March 16, 2026 (including prior to December 15, 2025) (the “Liquidation Amendment Proposal”);

(iii) Proposal 3 — A proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”);

(iv) Proposal 4 — A proposal to amend by special resolution (the “Redemption Limitation Amendment,” and together with the Extension Amendment and the Liquidation Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to the accompanying proxy statement to eliminate the limitation that we may not redeem public shares (defined below) to the extent that such redemption would result in us having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) (the “NTA Rule”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination (the “Redemption Limitation”) in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation  (the “Redemption Limitation Amendment Proposal,” and together with the Extension Amendment Proposal and the Liquidation Amendment Proposal, the “M&A Amendment Proposals”); and

(v) Proposal 5 —  A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Why is the Company proposing the M&A Amendment Proposals?

The Company’s current M&A provide that the Company has until December 15, 2025 (the date which is 48 months after the consummation of the IPO) to complete the initial business combination. If the M&A Amendment Proposals (which are conditioned on each other) are approved and implemented, the Termination Date will be extended as far as March 16, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion). If these proposals are approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the M&A Amendments, in which case we will liquidate the Trust Account to redeem all Public Shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of our shareholders to provide for the Extension and incremental flexibility. The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Business Combination.

While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there may not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Btab Business Combination or another Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order that the Company’s shareholders have the opportunity to participate in its future investment, as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the amended M&A and prior to the end of the Extension Period (including a date prior to December 15, 2025).

If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then the Company intends to use its best efforts to complete the Business Combination on or before the Termination Date. The Company will cancel the Meeting and will not implement the Extension if, on or before December 15, 2025, it is able to complete the Business Combination. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Extension Amendment Proposal, and file the proposed amendment to its M&A only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If the Company does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

If the M&A Amendment Proposals are approved and implemented, the Company intends to complete the Btab Business Combination or another Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

The Board believes that given the Company’s expenditure of time, effort and money on identifying a Business Combination, including the Btab Business Combination or another Business Combination, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination and that it is in the best interests of the Company’s shareholders that the Company obtain the Extension if needed.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

If the M&A Amendment Proposals are not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. In the event the M&A Amendment Proposals are not approved at the adjourned meeting and the Business Combination is not completed on or before December 15, 2025, the Company will dissolve and liquidate in accordance with its M&A.

Why should I vote “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal and, the Redemption Limitation Amendment Proposal?

Our Board believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete an initial business combination to the expiration of the Extension Period. The Extension would give the Company additional time to complete the Business Combination. Our Board also believes that shareholders will benefit from enabling the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments and prior to the end of the Extension Period (including a date prior to December 15, 2025), after taking into account various factors, including, but not limited to, the prospect of consummating a Business Combination prior to the end of the Extension Period. Your vote in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal are required for the Company to implement the Extension Amendment and the Liquidation Amendment.

The Board believes that it is in the best interests of the Company’s shareholders that the Extension be obtained so that, in the event the Business Combination is not able to be consummated on or before the Termination Date, the Company will have additional time to consummate the Business Combination. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Btab Business Combination or another Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

The Board believes that given the Company’s expenditure of time, effort and money on identifying a Business Combination, including the Btab Business Combination or another Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

The Company’s M&A currently provides that if the Company’s shareholders approve an amendment to the Company’s M&A that would affect the substance or timing of the Company’s obligation to redeem public shares if the Company does not complete its initial business combination before December 15, 2025, the Company will provide holders of its Public Shares (“public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable), divided by the number of then issued and outstanding Public Shares. The Company believes that this M&A provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination before the Termination Date. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem Public Shares in connection with such initial business combination.

If the M&A Amendments are approved and implemented, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after December 15, 2025, and prior to the end of the Extension Period.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the representative of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third-party, our sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

The Company’s M&A provides that that we may not redeem Public Shares to the extent that such redemption would result in us having net tangible assets of less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination. Without the Redemption Limitation Amendment, the Board may not be able to proceed with the Extension or complete the Btab Business Combination or another Business Combination if, following the Extension redemptions or redemptions in or upon the consummation of the Btab Business Combination, we have net tangible assets of less than $5,000,000, even if our shareholders approve the Extension and the Btab Business Combination, or if all contractual conditions to closing the Btab Business Combination are met.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Auditor Ratification Proposal, but expresses no opinion as to whether you should redeem your public shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals.

Why should I vote “FOR” the Auditor Ratification Proposal?

BDO has served as the Company’s independent registered public accounting firm since 2021. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete a Business Combination. Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

The Sponsor and all of the Company’s directors and officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the proposals.

The Sponsor and all of the Company’s directors and officers have entered into a letter agreement with us pursuant to which they have agreed (i) vote any shares owned by it, him or her in favor of any proposed Business Combination (including any proposals recommended by the Company’s Board of Directors in connection with such Business Combination) and (ii) not redeem any shares owned by it, him or her in connection with such shareholder approval. The Sponsor and all of the Company’s directors and officers further waived, with respect to any shares held by it, him or her, if any, any redemption rights it, he or she may have in connection with (x) the consummation of a Business Combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination or in the context of a tender offer made by the Company to purchase Class A Ordinary Shares and (y) a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with the Company’s initial Business Combination or to redeem 100% of the public shares if the Company has not consummated its initial Business Combination by December 15, 2025 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity (although the Sponsor and the Company’s directors and officers shall be entitled to redemption and liquidation rights with respect to any public shares it or they hold if the Company fails to consummate a Business Combination by December 15, 2025.

In addition, the Sponsor may enter into arrangements with a limited number of the Company’s shareholders pursuant to which such shareholders would agree not to redeem the public shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Class B ordinary shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

What vote is required to approve the proposals presented at the Meeting?

Approval of each of the Extension Amendment Proposal,the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon.

Our Board will abandon the M&A Amendments if our shareholders do not approve the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

What happens if I sell my Ordinary Shares or units of the Company before the Meeting?

The November 3, 2025 record date is earlier than the date of the Meeting. If you transfer your Public Shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Ordinary Shares prior to the record date, you will have no right to vote those shares at the Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension, until the expiration of the Extension Period as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, what happens next?

We are seeking the Extension Amendment to provide us additional time to complete the Business Combination. Our seeking to complete the Business Combination will involve holding an extraordinary general meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we may not be able to complete all of the tasks listed above prior to December 15, 2025. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and implemented, the Company will continue to attempt to consummate the Business Combination until the Extended Date. The Board will ensure that the special resolutions approving the Extension Amendment and the Liquidation Amendment and the resulting amendments to the M&A in substantially the form that appears in Annex A hereto are filed with the Registrar of Companies of the Cayman Islands within fifteen days of the passing of such special resolutions and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the M&A Amendments are approved and implemented, the Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the M&A Amendments at any time before or after December 15, 2025, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

The M&A Amendment proposals are conditioned on each other. Therefore, the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal must each be approved for the Extension to be implemented. The Auditor Ratification Proposal is not conditioned on the approval of the M&A Amendment Proposals or the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any of the other proposals. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the other proposals at the Meeting or if due to redemptions in connection with the M&A Amendment Proposals, the Company would not adhere to the continued listing requirements of the OTC Pink Limited Market (“OTC Markets”). If the Adjournment Proposal is put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the other proposals will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

What happens if either the Extension Amendment Proposal, the Liquidation Amendment Proposal, or the Redemption Limitation Amendment Proposal is not approved?

If there are insufficient votes to approve the Extension Amendment Proposal, the Auditor Ratification Proposal, the Liquidation Amendment Proposal, or the Redemption Limitation Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal, the Liquidation Amendment Proposal, or the Redemption Limitation Amendment Proposal is not approved, and the Business Combination is not completed on or before December 15, 2025, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, the Company’s prior sponsor and the officers and directors of the Company have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Would I still be able to exercise my redemption rights if I vote against the M&A Amendment Proposals?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If you do not redeem your public shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the M&A (as amended by the M&A Amendments).

If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then the Company intends to use its best efforts to complete the Business Combination on or before the Termination Date. The Company will cancel the Meeting and will not implement the Extension if, on or before December 15, 2025, it is able to complete the Business Combination. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Extension Amendment Proposal, and file the proposed amendment to its M&A only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If the Company does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

When and where is the Meeting?

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the meeting may be adjourned. The meeting will start at 10:00 am Eastern Time, on December 12, 2025. You can only attend the Meeting in person.

How do I vote?

If you are a holder of record of Ordinary Shares as of November 3, 2025, the Record Date for the Meeting, you may vote in person at the Meeting, or by submitting a proxy for the Meeting.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on December 12, 2025.

How do I change my vote?

If you are a holder of record of Ordinary Shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card so that it is received at least 48 hours prior to the time for holding the Meeting, (ii) attend and voting in person at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Ordinary Shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The M&A Amendment Proposals and the Adjournment Proposal are considered to be “non-routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if one or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares is represented in person or by proxy at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the Meeting shall be adjourned in accordance with the M&A.

Who can vote at the Meeting?

Only holders of record of Ordinary Shares at the close of business on November 3, 2025 are entitled to have their vote counted at the Meeting and any adjournments thereof. On this record date, 2,875,000 Class B Ordinary Share and 1,185,481 Class A Ordinary Shares are issued and outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

•	If an initial business combination is not consummated by December 15, 2025, the Company will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the 2,012,500 Ordinary Shares held by the Sponsor and the Company’s directors and officers, would be worthless because they are not entitled to participate in any Redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $25.25 million based upon the closing price of the Company’s Ordinary Shares of $12.55 per share on the OTC Markets on November 3, 2025, despite having been purchased for an aggregate of $25,000. As a result, the Sponsor and the Company’s directors and officers are likely to be able to recoup their investment in the Company and make a substantial profit on that investment, even if Public Shares have lost significant value. This means that the Sponsor and the Company’s directors and officers could earn a positive rate of return on their investment, even if the public shareholders experience a negative rate of return in the post-business combination company. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may have an economic incentive that differs from that of the public shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

•	The Sponsor owns an aggregate of 4,795,000 Private Placement Warrants with an aggregate market value of approximately $479,021 based upon the closing price of the Company’s Warrants of $0.0999 per warrant on the OTC Markets on November 3, 2025. If the Company is unable to complete a business combination by December 15, 2025, the Private Placement Warrants will expire worthless and the Sponsor will be unable to recoup its investment in the Company. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may have an economic incentive that differs from that of the public shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

•	the fact that the Sponsor and its affiliates has made outstanding loans and advances to the Company in the aggregate amount of approximately $4.96 million, which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed.

•	the Company’s Sponsor and its officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination within the required time period under its organizational documents, these persons will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if an initial business combination is not completed by December 15, 2025 (subject to the Extension, as applicable). As of September 30, 2025, there were no unreimbursed expenses.

•	the Company’s existing directors and officers will be eligible for continued indemnification and continued coverage under the Company’s directors’ and officers’ liability insurance after the Business Combination.

What happens to the Company’s warrants if either of the M&A Amendment Proposals is not approved?

If either of the M&A Amendment Proposals is not approved and the Business Combination is not completed on or before December 15, 2025, we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to the public shareholders in accordance with our M&A and the Company’s warrants will expire worthless.

What happens to the Company’s warrants if the M&A Amendment Proposals are approved?

If the M&A Amendment Proposals are approved and implemented, the Company will be able to continue its efforts to consummate its initial business combination until the expiration of the Extension Period (or the Board’s election for earlier liquidation) and will retain the blank check company restrictions previously applicable to it, and the Company’s warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the M&A Amendments are approved, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable), divided by the number of then issued and outstanding Public Shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the Business Combination, or if the Company has not consummated an initial business combination by the expiration of the Extension Period.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on December 10, 2025 (two business days prior to the Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the Election and the effective date of the M&A Amendments.

Pursuant to our M&A, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the M&A Amendment Proposals are approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m. Eastern Time, on December 10, 2025, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, E-mail:spacredemptions@continentalstock.com, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the M&A Amendment Proposals.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal and the Liquidation Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the Meeting (and thereafter, with our consent) that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Meeting (and thereafter, with our consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and either of the M&A Amendment Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that either of the M&A Amendment Proposals will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the M&A Amendment Proposals would receive payment of the redemption price for such shares soon after the approval of the M&A Amendments. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, the Sponsor shall assume such cost. The Company has engaged Laurel Hill Advisory Group, LLC (“Solicitor”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay the Solicitor approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitor for reasonable out-of-pocket expenses and will indemnify the Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Solicitor at:

Laurel Hill Advisory Group, LLC

(855) 414-2266 (toll-free)

(516) 933-3100 (Banks and Brokers Only)

Email: IWAC@laurelhill.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2025 (the “Annual Report”) and in our other SEC filings. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

RISK FACTORS

Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed in the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2025 and in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company intends to seek shareholder approval of the Business Combination and consummate the Business Combination. We are required to offer shareholders the opportunity to redeem their public shares in connection with the M&A Amendment Proposals and, if needed, any additional amendments to the M&A, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the M&A Amendment Proposals (or the Business Combination) are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company is subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Our sponsor is an Australian proprietary limited company. Jiang Hui Bao, a non-U.S. person, is the Chief Executive Officer of our Sponsor. In addition, the members of the Sponsor are non-U.S. persons. The level of control and ownership of the Sponsor may prevent us from completing an initial business combination with certain U.S. targets as described below.

Certain acquisitions or an initial business combination may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate an initial business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

We do not believe that the Btab Business Combination is subject to review by CFIUS. However, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive a pro rata amount of the funds in the Company’s trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to complete our initial Business Combination, and results of operations.

If our initial business combination involves a company organized under the laws of a state of the United States, it is possible a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our ordinary shares after or in connection with such initial business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax applies to stock repurchases occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. In April 2024, the Treasury Department issued proposed regulations providing guidance with respect to the excise tax. Taxpayers may rely on these proposed regulations until final regulations are issued. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our Class A ordinary shares (absent any regulations and other additional guidance that may be issued in the future with retroactive effect).

However, if we complete an initial business combination involving a company organized under the laws of the United States, such as the Btab Business Combination, we may domesticate and continue as a Delaware corporation prior to certain redemptions and, because our securities are trading on the OTC Markets, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to recently issued guidance from the Treasury Department, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including: the fair market value of our ordinary shares redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. The imposition of the excise tax as a result of redemptions in connection with the initial business combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

BACKGROUND

We are a Cayman Islands-incorporated blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Extension of Time to Complete Business Combination

We originally had 15 months from the consummation of our initial public offering, or until March 13, 2023, to consummate our initial business combination. However, as requested by our prior sponsor and as permitted under our amended and restated memorandum and articles of association and the trust agreement entered into between us and Continental, in March 2023 we extended the date by which we must consummate an initial business combination by an additional three months until June 13, 2023.

On June 2, 2023, we held an extension meeting, at which our shareholders approved, among others, a proposal to extend the date by which we would be required to consummate a business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by the Board) (the “June 2023 Extension”). In connection with this meeting, shareholders holding an aggregate of 6,108,728 public shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $64.98 million (approximately $10.64 per Public Share) was removed from the Trust Account to pay such holders.

On December 11, 2023, we held an extension meeting, at which our shareholders approved, among others, a proposal to extend the date by which we would be required to consummate a business combination from December 13, 2023 to December 15, 2025 (or such earlier date as determined by the Board) (the “December 2023 Extension”). In connection with this meeting, shareholders holding an aggregate of 1,136,155 public shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $12.6 million (approximately $11.09 per Public Share) was removed from the Trust Account to pay such holders.

On December 11, 2024, the Company held an extraordinary general meeting, at which its shareholders approved, among others, a proposal to extend the date by which it would be required to consummate a business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the Board) (the “December 2024 Extension”).

As of the record date, there are issued and outstanding (i) 1,185,481 Class A ordinary shares and (ii) 2,875,000 Class B ordinary share. In addition, we issued (i) 5,750,000 public warrants included in the public units, every whole warrant entitling their holder to purchase one Class A ordinary share upon the consummation of an initial business combination, and (iii) 6,850,000 Private Placement Warrants, each exercisable to purchase one Class A ordinary share as part of the Private Placement with the Sponsor that we consummated simultaneously with the consummation of our IPO.

As of November 3, 2025, approximately $15.15 million in proceeds from our IPO and the Private Placement and interest income were held in the Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. As currently in effect, the Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by December 15, 2025, subject to any extension approved by shareholders, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination by December 15, 2025, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

Sponsor Handover

On November 8, 2023, we entered into a purchase agreement (the “Purchase Agreement”) with IWH Sponsor LP, the Company’s prior sponsor, and Sriram Associates, LLC ( “Sriram”), pursuant to which, the prior sponsor agreed to transfer to Sriram or its designees (i) 2,012,500 of the Company’s Class B ordinary shares and (ii) 4,795,000 of the Company’s Private Placement Warrants (as defined below) for a total purchase price of one dollar (the “Transfer”). In connection with the Transfer, new officers and directors were appointed (the “Management Change”). The Transfer, the Management Change and the other transactions contemplated by the Purchase Agreement are hereinafter referred to as the “Sponsor Handover.”

On February 1, 2024, the Sponsor Handover was consummated (the “Closing”). Suntone Investment Pty Ltd, a designee and affiliate of Sriram, acquired the securities in the Transfer and has subsequently served as the sponsor of the Company.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B ordinary shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of the Sponsor, Directors and Officers.”

BTAB Business Combination

On May 30, 2024, the Company entered into a Business Combination Agreement (the “Original Business Combination Agreement”) with IWAC Georgia Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of the Company, and Btab Ecommerce Group, Inc., a Georgia corporation (“Btab”).

On August 26, 2024, the Company and Btab entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with IWAC Holding Company Inc., a Delaware corporation, a wholly-owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau. The Business Combination Agreement amended, restated and superseded the Original Business Combination Agreement.

Pursuant to the Business Combination Agreement, the Business Combination will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of the Company and Btab, on the date of the consummation of the Business Combination and following the domestication: (a) Purchaser Merger Sub will merge with and into the Company (the “Purchaser Merger”), with the Company as the surviving company in the Purchaser Merger and, as a result of the Purchaser Merger, the Company will become a wholly owned subsidiary of Pubco with the security holders of the Company receiving securities of Pubco with terms substantially equivalent to the terms of their securities of the Company, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger”), with Btab as the surviving company in the Company Merger and, as a result of the Company Merger, Btab will become a wholly owned Subsidiary of Pubco. Upon the consummation of the transactions contemplated by the Business Combination Agreement, Pubco expects to be renamed “Btab Ecommerce Holdings, Inc.”

Our M&A currently provides that the Company has until December 15, 2025 to complete its initial business combination. While the Company is using its best efforts to complete the Business Combination as soon as practicable, the board of directors (the “Board”) believes that there may not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Btab Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Btab Business Combination or another Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date in order that the Company’s shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.

The Company will hold a separate general meeting of its shareholders on December 8, 2025 to approve the Business Combination (the “Business Combination Meeting”). If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then the Company intends to use its best efforts to complete the Business Combination on or before the Termination Date. The Company will cancel the Meeting and will not implement the Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Extension Amendment Proposal, and file the proposed amendment to its M&A only if it has determined that it will not be able to complete the Business Combination on or before the Termination Date. If the Company does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

If the Extension is approved and implemented, the Company intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with the extraordinary general meeting in lieu of an annual general meeting to be held on December 12, 2025 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from December 15, 2025 (the “Termination Date”) to March 16, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than March 16, 2026 (including prior to December 15, 2025) (the “Liquidation Amendment Proposal”);

(iii) Proposal 3 — A proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”);

(iv) Proposal 4 — A proposal to amend by special resolution (the “Redemption Limitation Amendment,” and together with the Extension Amendment and the Liquidation Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to the accompanying proxy statement to eliminate the limitation that we may not redeem public shares (defined below) to the extent that such redemption would result in us having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) (the “NTA Rule”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination (the “Redemption Limitation”) in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation  (the “Redemption Limitation Amendment Proposal,” and together with the Extension Amendment Proposal and the Liquidation Amendment Proposal, the “M&A Amendment Proposals”); and

(v) Proposal 5 —  A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal are each conditioned on one another. This means that unless these three proposals are approved by the shareholders, none of these proposals will take effect. The Auditor Ratification Proposal is not conditioned on the approval of the M&A Amendment Proposals or the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any of the other proposals.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, the Auditor Ratification Proposal, the Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal (in which case the resolution will adjourn the Meeting to a later date or dates to permit further solicitation and vote of proxies). The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.

The Extension Amendment Proposal, the Liquidation Amendment Proposal, and the Redemption Limitation Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete the Business Combination prior to the Termination Date as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the approval and implementation of the M&A Amendments but prior to the Extended Period (including prior to December 15, 2025) if it determines such action is in the best interests of the shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendments), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal,the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal regardless of whether or how such public shareholders vote with respect to such proposals. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when the Business Combination is submitted to the shareholders.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the Meeting not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $15.15 million that was in the Trust Account as of November 3, 2025.

If either the Extension Amendment Proposal, the Liquidation Amendment Proposal, or the Redemption Limitation Amendment Proposal is not approved, and the Business Combination is not completed on or before December 15, 2025, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The approval of each of the M&A Amendment Proposals requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon. The Extension Amendment Proposal, the Liquidation Amendment Proposal, and the Redemption Limitation Amendment Proposal will not become effective unless our shareholders approve each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal.

Only holders of record of our Ordinary Shares at the close of business on November 3, 2025 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 3, 2025 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments thereof.

If you are a holder of record of Ordinary Shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card so that it is received at least 48 hours prior to the time for holding the Meeting, (ii) attend and voting in person at the Meeting. Attendance at the Meeting alone will not change your vote. If your Ordinary Shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

Dissenters’ Right of Appraisal

Holders of our Ordinary Shares do not have appraisal rights under Cayman Islands law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of issued and outstanding Ordinary Shares entitled to vote at the Meeting is 2,875,000 Class B Ordinary Shares and 1,185,481 Class A Ordinary Shares. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Meeting of one or more shareholders who together hold not less than a majority of the number of issued and outstanding Ordinary Shares, will constitute a quorum. There is no cumulative voting. Shares that abstain will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of our Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the proposals is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

•	the Extension Amendment Proposal, the Liquidation Amendment Proposal, and the Redemption Limitation Amendment Proposal must each be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds (2/3) of the votes which are cast by the shareholders who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment thereof; and

•	the Auditor Ratification Proposal and the Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a simple majority of the votes cast by the shareholders who, being entitled to do so, vote in person or by proxy at the Meeting.

Abstentions will not have an effect on the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment, the Auditor Ratification Proposal or the Adjournment Proposal, assuming a quorum is present. The failure to vote will have no effect on the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal, the Redemption Limitation Amendment, or the Adjournment Proposal, assuming a quorum is present.

If there is no quorum, the Meeting shall be adjourned in accordance with the M&A.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of Ordinary Shares that you own.

•	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Liquidation Amendment Proposal, “FOR” the Auditor Ratification Proposal, voting “FOR” the Redemption Limitation Amendment, and “FOR” the Adjournment Proposal.

•	You can attend the Meeting and vote in person even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Laurel Hill Advisory Group, LLC. Laurel Hill Advisory Group, LLC will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Laurel Hill Advisory Group, LLC, our Solicitor, at:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

(855) 414-2266 (toll-free)

(516) 933-3100 (Banks and Brokers Only)

Email: IWAC@laurelhill.com

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1441 Broadway, 6th Floor New York, NY 10018, Telephone: (917) 397-7625; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

•	If the initial business combination is not consummated by December 15, 2025, the Company will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the 2,012,500 Ordinary Shares held by the Sponsor would be worthless because the Sponsor, the Company’s directors and officers are not entitled to participate in any Redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $25.25 million based upon the closing price of the Company’s Ordinary Shares of $12.55 per share on the OTC Markets on November 3, 2025, despite having been purchased for an aggregate of $25,000. As a result, the Sponsor and the Company’s directors and officers are likely to be able to recoup their investment in the Company and make a substantial profit on that investment, even if public shares have lost significant value. This means that the Sponsor and the Company’s directors and officers could earn a positive rate of return on their investment, even if the public shareholders experience a negative rate of return in the post-business combination company. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may have an economic incentive that differs from that of the public shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

•	The Sponsor owns an aggregate of 4,795,000 Private Placement Warrants with an aggregate market value of $479,021 based upon the closing price of the Company’s Warrants of $0.0999 per warrant on the OTC Markets on November 3, 2025. If the Company is unable to complete a business combination by December 15, 2025, the Private Placement Warrants will expire worthless and the Sponsor will be unable to recoup its investment in the Company. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may have an economic incentive that differs from that of the public shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

•	the fact that the Sponsor and its affiliates has made outstanding loans to the Company in the aggregate amount of approximately $4.96 million, which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed.

•	the fact that the Sponsor, its affiliates and the prior sponsor have waived their right to redeem their Class B ordinary shares held by them, or to receive distributions from the Trust Account with respect to their Class B ordinary shares upon IWAC’s liquidation and dissolution if IWAC is unable to consummate its initial business combination;

•	the Company’s Sponsor, officers and directors and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination within the required time period under its organizational documents, these persons will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if the Business Combination is not completed by December 15, 2025. As of September 30, 2025, there were no unreimbursed expenses.

•	the Company’s existing directors and officers will be eligible for continued indemnification and continued coverage under the Company’s directors’ and officers’ liability insurance after the Business Combination.

•	The fact that the following individuals have a material interest in the Sponsor, which represent indirect interests in the following securities:

Name of Person	Class B ordinary shares	Private Placement Warrants
Jiang Hui Bao	2,000,000	4,795,000

The foregoing interests present a risk that the Sponsor and IWAC’s officers and directors may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to the public shareholders rather than to liquidate, in which case the Sponsor would lose its entire investment. As a result, the Sponsor and IWAC’s officers and directors may have a conflict of interest in determining whether Btab is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination.

Redemption Rights

Pursuant to our M&A, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the M&A Amendments, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable) divided by the number of then issued and outstanding Public Shares. If your redemption request is properly made and the M&A Amendments are approved, these shares will cease to be issued and outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $15.15 million on November 3, 2025, the estimated per share redemption price would have been approximately $12.78 (including accrued interest and less taxes paid or payable). Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal and the Liquidation Amendment Proposal receive the requisite shareholder approvals.

In order to exercise your redemption rights, you must:

•	submit a request in writing prior to 5:00 p.m., Eastern Time on December 10, 2025 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the Meeting not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the redemption price, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your Ordinary Shares will cease to be issued and outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved, and the Business Combination is not completed on or before December 15, 2025, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into shares and warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its currently effective M&A to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to give the Company additional time to complete the Business Combination. The proposed Extension Amendment would amend by special resolution the Company’s M&A to extend the date by which the Company would be required to consummate an initial business combination from December 15, 2025 to March 16, 2026 (or such earlier date as determined by the Board in its sole discretion). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

A copy of the proposed Extension Amendment is attached to this proxy statement as Annex A.

Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Btab Business Combination or another Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

As contemplated by the M&A, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is approved.

Any holder of Public Shares will be entitled to demand that such holder’s shares be redeemed for a full pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was approximately $15.15 million, or $12.78 per share, as of November 3, 2025). The closing price of the Company’s Class A ordinary shares on OTC Pink Limited Market (“OTC Markets”) on November 3, 2025 was $12.55 per share. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.23 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

Reasons for the Proposed Extension Amendment

The M&A currently provides that the Company has until December 15, 2025 to complete an initial business combination. The Company currently believes that there may not be sufficient time before December 15, 2025 to complete the Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Accordingly, the Company believes that in order to be able to consummate the Business Combination, the Company will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date. Notwithstanding the foregoing, the Company will cancel the Meeting and will not implement the Extension if it is able to complete the Business Combination prior to the Meeting.

We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination. If the M&A Amendments are approved and implemented, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the approval and implementation of the M&A Amendments at any time before or after December 15, 2025, and prior to the end of the Extension Period.

If the M&A Amendments are Approved

If the M&A Amendments are approved and implemented, the Company will file the M&A in the form of Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will then continue to attempt to consummate a Business Combination until the Extended Date, or until such earlier date as determined by the Board in its sole discretion. The Company will remain a reporting company under the Securities and Exchange Act of 1934 (the “Exchange Act”) and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

If the Extension Amendment Is Not Approved

If the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal are not approved, and the Business Combination is not completed on or before December 15, 2025, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the representative of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third-party, our sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Sponsor, directors and officers (and their permitted transferees) and prior sponsor have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their Ordinary Shares in connection with a shareholder vote to approve an amendment to our M&A such as the Extension Amendment. On the record date, the Sponsor, directors and officers and the prior sponsor beneficially owned and were entitled to vote 2,875,000 Class B ordinary shares, which in the aggregate represent approximately 70.8% of the Company’s issued and outstanding Ordinary Shares.

In connection with the M&A Amendment Proposals, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Liquidation Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our M&A, as amended by the M&A Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in the Trust Account, which held approximately $15.15 million as of November 3, 2025. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period (if the M&A Amendment Proposals are approved and implemented) or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or December 10, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.

As of November 3, 2025, there was approximately $15.15 million in the Trust Account. If the M&A Amendment Proposals are approved and the Company extends the Termination Date to March 16, 2026 (or such earlier date as determined by our Board in its sole discretion), the redemption price per share at the Business Combination Meeting or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $12.78 per share under the terms of our current M&A and Trust Agreement.

The Extension Amendment Proposal will not become effective unless our shareholders approve each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal. This means that unless all of these proposals are approved by the shareholders, none of these proposals will take effect. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

Full Text of the Resolution to be Approved

“RESOLVED, as a special resolution, that subject to the approval of the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the date by which the Company would be required to consummate a business combination be extended to March 16, 2026 (or such earlier date as determined by our Board in its sole discretion) and each amendment to the amended and restated memorandum and articles of association of the Company as amended and currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”

Vote Required for Approval

The affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon is required to approve the Extension Amendment Proposal. Abstentions or the failure to vote on the Extension Amendment Proposal will not have an effect on the Extension Amendment Proposal, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL 2: THE LIQUIDATION AMENDMENT PROPOSAL

The proposed Liquidation Amendment would amend the Company’s M&A to permit our Board, in its sole discretion, to elect to wind up our operations on, or on a date earlier than March 16, 2026 (including prior to December 15, 2025) as determined by our Board. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Liquidation Amendment

The Company is proposing to amend its M&A to permit our Board to elect to wind up our operations on, or on an earlier date than, March 16, 2026 (including prior to December 15, 2025) and liquidate the Trust Account to redeem all public shares on or prior to March 16, 2026 (including a date prior to December 15, 2025) if it determines such action is in the best interests of the Company. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of consummating an initial business combination prior to the end of the Extension Period.

If the Liquidation Amendment Is Approved

If the Liquidation Amendment Proposal, the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and implemented, the M&A Amendments in the form of Annex A hereto will be effective and the Trust Account will not be disbursed except in connection with the Election and with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable Extended Date. The Company will then continue to attempt to consummate the Business Combination until the expiration of the Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the Business Combination before the expiration of the Extension Period and does not wish to continue operations until such expiration.

If the Liquidation Amendment Proposal Is Not Approved

If the Liquidation Amendment Proposal, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the M&A Amendment Proposals are not approved, we will be able to consummate the Business Combination by December 15, 2025.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the representative of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third-party, our sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

In connection with the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting.

Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendments Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our M&A, as amended by the M&A Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in the Trust Account, which held approximately $15.15 million as of November 3, 2025. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period if the M&A Amendment Proposals are approved and implemented.

Full Text of the Resolution to be Approved

“RESOLVED, as a special resolution, that subject to the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date on or prior to March 16, 2026 and each amendment to the amended and restated memorandum and articles of association of the Company as amended and currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”

Vote Required for Approval

The affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon is required to approve the Liquidation Amendment Proposal. Abstentions or the failure to vote on the Liquidation Amendment Proposal will not have an effect on the Liquidation Amendment Proposal, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking the shareholders to ratify the Audit Committee’s selection of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2025. BDO has audited our financial statements for the fiscal years ended December 31, 2023 and 2024. A representative of BDO is not expected to be present at the Meeting; if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

The following is a summary of fees paid or to be paid to BDO for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by BDO in connection with regulatory filings. The aggregate fees of BDO for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2024 and 2023 totaled approximately $190,326 and $199,540, respectively. The above amounts include interim procedures and audit fees, S-4 filing fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2024 and 2023 we did not pay BDO any audit-related fees.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay BDO for tax services, planning or advice for the years ended December 31, 2024 and 2023.

All Other Fees

We did not pay BDO for any other services for the years ended December 31, 2024 and 2023.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has pre-approved and will continue to pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee may reconsider the selection of BDO as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting together as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Abstentions or the failure to vote on the Auditor Ratification Proposal will not have an effect on the Auditor Ratification Proposal, assuming a quorum is present.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Auditor Ratification Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 be and is hereby confirmed, ratified and approved in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE RATIFICATION OF THE SELECTION BY THE AUDIT COMMITTEE OF BDO AS OUR REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 4 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

We are proposing to amend our M&A to eliminate the requirement that we have at least $5,000,001 in net tangible assets or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination (as determined in accordance with the Rule 3a51-1(g)(1) (“NTA Rule”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”) following the Extension and the Business Combination. A copy of the proposed Redemption Limitation Amendment is provided in the resolutions set forth in Annex A attached to this proxy statement.

Without the Redemption Limitation Amendment, our Board may not be able to proceed with the Extension if, following the Extension, we would not have at least $5,000,001 in net tangible assets. If that were to occur, and we do not consummate the Business Combination by Decemeber 15, 2025, we would be forced to liquidate.

We are a blank check company formed for the purpose of effecting a Business Combination. Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” means any equity security unless it fits within certain enumerated exclusions including the NTA Rule. Rule 3a51-1(a)(2) of the Exchange Act also excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule (the “Exchange Rule”). Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer.

Reasons for the Redemption Limitation Amendment and Redemption Limitation Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment is in the best interests of our Company because it may facilitate the consummation of the Business Combination.

The Redemption Limitation in our M&A limits our ability to consummate a Business Combination, or to redeem Ordinary Shares in connection with a Business Combination, if it would cause us to have less than $5,000,001 in net tangible assets. The purpose of the Redemption Limitation was initially to ensure that the Ordinary Shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Ordinary Shares failed to be listed on an approved national securities exchange and thus, no longer qualified for the Exchange Rule exemption.

Although we may be deemed a penny stock issuer without the exemptions under the NTA Rule and Exchange Rule, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in the Extension such that following the Extension, our net tangible assets would be less than $5,000,001, the Redemption Limitation would prevent us from being able to use the Extension and we would need to proceed with liquidation of the Trust Account and dissolution of our Company pursuant to the M&A by December 15, 2025. Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the consummation of the Business Combination, the Redemption Limitation could prevent us from being able to consummate the Business Combination, even if all other conditions to the Closing are met. Consequently, our Board has determined that it is in the best interests of our Company to eliminate the Redemption Limitation from our M&A in order for our shareholders to have the opportunity to participate in our future investment.

The M&A provide that a special resolution of our shareholders is required to alter or add to the M&A. Additionally, our M&A provide for all public shareholders to have an opportunity to redeem their Public Shares if any amendment is made to our M&A with respect to any provision relating to a public shareholder’s rights or pre-Business Combination activity.

After careful consideration of all relevant factors, our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal and recommends that you vote “FOR” such proposal.

If the Redemption Limitation Amendment Proposal is Approved

Upon approval of the Redemption Limitation Amendment Proposal (and approval of the Extension Amendment Proposal) by the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof, we will redeem all Public Shares submitted for redemption in the Extension, irrespective of whether such redemptions would exceed the Redemption Limitation. We will remain a reporting company under the Exchange Act and our Units, Public Shares and Public Warrants will remain publicly traded. We will then continue to work to consummate the Business Combination by the Extended Date.

If the Redemption Limitation Amendment Proposal is not Approved

If the Redemption Limitation Amendment Proposal is not approved, then we will not proceed with the Extension and will not redeem any Public Shares. In such case, Public Shares that a Public Shareholder elects to redeem, but which are not redeemed shall be returned to such Public Shareholder or such Public Shareholder’s account and such Public Shareholder will retain the right to have their Public Shares redeemed for cash if we have not completed the Business Combination by December 15, 2025.

If that were to occur, as contemplated by and in accordance with the M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Full Text of the Resolution to be Approved

“RESOLVED, as a special resolution, that subject to the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the elimination of the limitation that the Company may not redeem its public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination and each amendment to the amended and restated memorandum and articles of association of the Company as amended and currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”

Vote Required for Approval

The affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon is required to approve the Redemption Limitation Amendment Proposal. Abstentions or the failure to vote on the Redemption Limitation Amendment Proposal will not have an effect on the Redemption Limitation Amendment Proposal, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient tabulated votes for, or otherwise in connection with, the approval of the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting in the scenarios outlined above.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting to permit further solicitation of proxies be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution being the affirmative vote of holders of a simple majority of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon. Abstentions or the failure to vote on the Adjournment Proposal will not have an effect on the Adjournment Proposal, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the M&A Amendment Proposals. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market tax accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	persons liable for alternative minimum tax;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection

•	with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other

•	integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor.

This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

The characterization for U.S. federal income tax purposes of a redemption of a Redeeming Non-U.S. Holder’s shares generally will correspond to the U.S. federal income tax characterization of such a redemption of a Redeeming U.S. Holder’s shares. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the redemption unless:

•	such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the redemption is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to such gain, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty); or

•	the Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met.

A Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any dividend income recognized as a result of the redemption unless such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any dividend income recognized in the redemption is treated as effectively connected with such trade or business (and, if an income tax treaty applies, such dividend income is attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to such dividend income. In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of November 3, 2025 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

•	each of our executive officers and directors that beneficially owns our Ordinary Shares; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 4,060,481 ordinary shares issued and outstanding as of November 3, 2025, consisting of (i) 1,185,481 Class A ordinary shares and (ii) 2,875,000 Class B ordinary shares. On all matters to be voted upon, except for the election of directors of the board, holders of the Class A ordinary shares and Class B ordinary shares vote together as a single class. Currently, all of the Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect any record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of November 3, 2025.

	Class A Ordinary Shares		Class B Ordinary Shares (2)		Approximate
	Number of		Number of		Percentage
	Shares	Approximate	Shares	Approximate	of Outstanding
	Beneficially	Percentage	Beneficially	Percentage	Ordinary
Name and Address of Beneficial Owner (1)	Owned	of Class	Owned	of Class	Shares
Suntone Investment Pty Ltd (Sponsor)(3)	—	—	2,000,000	69.6%	49.3%
Suren Ajjarapu	—	—	12,500	*	*
Matthew Malriat	—	—	—	—	—
Binson Lau	—	—	—	—	—
John Zhong Chen	—	—	—	—	—
Yueh Eric Seto	—	—	—	—	—
Donald Fell	—	—	—	—	—
Michael Peterson	—	—	—	—	—
All directors and executive officers as a group (7 individuals)	—	—	2,012,500	70%	49.6%

Other 5% Shareholders
IWH Sponsor LP (4)			862,500	30%	21.2%

Shaolin Capital Management LLC (5)	232,200	19.6%	—	—	5.7%
Polar Asset Management Partners Inc.(6)	250,000	21.1%	—	—	6.2%
W.R. Berkley Corporation (7)	121,500	10.2%	—	—	3.0%
Mizuho Financial Group, Inc. (8)	105,006	8.9%	—	—	2.6%
Harraden Circle Investments, LLC (9)	100,000	8.4%	—	—	2.5%
Bank of Nova Scotia (10)	250,000	21.1%	—	—	6.2%
LMR Partners LLP (11)	100,000	8.4%	—	—	2.5%
Wolverine Asset Management LLC (12)	88,000	7.4%	—	—	2.2%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Integrated Wellness Acquisition Corp, 1441 Broadway, 6th Floor, New York, NY 10018.

(2)	Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis, subject to adjustment. Class B Ordinary Shares otherwise have the same rights as Class A Ordinary Shares, except that prior to our initial business combination, only holders of our Class B Ordinary Shares have the right to vote on the appointment and removal of directors.

(3)	The shares reported in this row are held of record by our Sponsor, Suntone Investment Pty Ltd, an Australian proprietary limited company. Jiang Hui Bao, the Chief Executive Officer of our Sponsor, may be deemed to have beneficial ownership of the securities held of record by our Sponsor but disclaims any such beneficial ownership except to the extent of her pecuniary interest therein.

(4)	The shares reported in this row are held of record by the prior sponsor, which is the record holder of 862,500 Class B Ordinary Shares. IWH Sponsor GP LLC is the general partner of the prior sponsor. Hadrien Forterre, Antonio Varano Della Vergiliana and Arcturus Holdings, LLC are the managing members of IWH Sponsor GP LLC. James MacPherson is the managing member of Arcturus Holdings, LLC. By virtue of these relationships, each of these entities and individuals may be deemed to share beneficial ownership of the securities held of record by the prior sponsor. Each of them disclaims any such beneficial ownership except to the extent of their pecuniary interest therein.

(5)	According to a Schedule 13G/A filed on February 22, 2024 by Shaolin Capital Management LLC. Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by the Shaolin Capital Management LLC. The business address of Shaolin Capital Management LLC is 230 NW 24th Street, Suite 603, Miami, FL 33127. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership..

(6)	According to a Schedule 13G filed on November 11, 2024 by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares and warrants directly held by PMSMF. The business address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(7)	According to a Schedule 13G filed on January 30, 2025 by W. R. Berkley Corporation and Berkley Insurance Company. The business address is 475 Steamboat Road, Greenwich, CT 06830. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(8)	According to a Schedule 13G/A filed on August 13, 2025 by Mizuho Financial Group, Inc. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the securities directly held by Mizuho Securities USA LLC which is their wholly- owned subsidiary. The business address of Mizuho Financial Group, Inc. is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(9)	According to a Schedule 13G filed on December 26, 2024 by i) Harraden Circle Investments, LLC (“Harraden Adviser”); ii) Harraden Circle Investors GP, LP (“Harraden GP”); iii) Harraden Circle Investors GP, LLC (“Harraden LLC”); iv) Harraden Circle Investors, LP (“Harraden Fund”), v) Harraden Circle Special Opportunities, LP (“Harraden Special Op Fund”); and vi) Frederick V. Fortmiller, Jr. (“Mr. Fortmiller”). Frederick V. Fortmiller, Jr. is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the Company Common Shares directly beneficially owned by Harraden Fund. The business address of the holders is 299 Park Avenue, 21st Floor, New York, NY 10171. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(10)

According to a Schedule 13G filed on August 6, 2025 by Bank of Nova Scotia, a Canadian entity. The business address of Bank of Nova Scotia is 40 Temperance Street, Toronto, Ontario, Canada M5H 0B4. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(11)

According to a Schedule 13G filed on August 14, 2025 by LMR Partners, LLP. LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, LMR Partners (DIFC) Limited and LMR Partners (Ireland) Limited (collectively, the “LMR Investment Managers”), which serve as the investment managers to certain funds with respect to the Public Shares, held by certain funds. Ben Levine and Stefan Renold, who are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to the securities held by certain funds. Ben Levine and Stefan Renold, along with the LMR Investment Managers are the “Reporting Person.” The business address of the Reporting Persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(12)	According to a Schedule 13G filed on September 7, 2025 by Wolverine Asset Management LLC, Wolverine Trading Partners, Inc., Wolverine Holdings, L.P. Christopher L. Gust and Robert R. Bellick (the “Reporting Person”). Wolverine Asset Management, LLC (“WAM”) is an investment manager. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. The business address of the Reporting Persons is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://www.integratedwellnessholdings.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the M&A Amendment Proposals, the Auditor Ratification Proposal or the Adjournment Proposal, by contacting the Company’s Solicitor at:

Laurel Hill Advisory Group, LLC

(855) 414-2266 (toll-free)

(516) 933-3100 (Banks and Brokers Only)

Email: IWAC@laurelhill.com

You may also contact us at the following address or telephone number:

1441 Broadway, 6th Floor

New York, NY 10018

Telephone: (917) 397-7625

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than December 5, 2025.

ANNEX A

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF INTEGRATED WELLNESS ACQUISITION CORP

That Article 2.2 of the Company’s Amended and Restated Articles of Association as amended and currently in effect be deleted in its entirety and replaced with the following new article 2.2:

“2.2 Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Notwithstanding the above, following an IPO and prior to a Business Combination, the Company may not issue additional Shares that would entitle the holders thereof to (a) receive funds from the Trust Account or (b) vote as a class with the Public Shares (i) on any Business Combination or on any other proposal presented to holders of Shares prior to or in connection with the completion of any Business Combination or (ii) to approve an amendment to these Articles to (x) extend the time to consummate a Business Combination beyond March 16, 2026 (or such earlier date as determined by the board of directors, in its sole discretion) or (y) amend the foregoing provisions of this Article.”

That Article 36.2 of the Company’s Amended and Restated Articles of Association as amended and currently in effect be deleted in its entirety and replaced with the following new article 36.2:

“36.2 The Company has until March 16, 2026 (or such earlier date as determined by the board of directors, in its sole discretion) (such date being referred to as the Termination Date)) to consummate a Business Combination. In the event that the Company does not consummate a Business Combination on or before the Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and directors of the Company, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

That Article 36.5(c) of the Company’s Amended and Restated Articles of Association as amended and currently in effect be deleted in its entirety.

{01582925.DOC.5} INTEGRATED WELLNESS ACQUISITION CORP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS – DECEMBER 12, 2025 AT 10:00 AM EASTERN TIME CONTROL ID: REQUEST ID: The undersigned hereby appoints,______________ , of __________, or if no person is otherwise specified, Binson Lau and Matthew Malriat (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting in lieu of an annual general meeting of Integrated Wellness Acquisition Corp (“the Company”) to be held on DECEMBER 12, 2025 at 10:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105 or at any adjournments thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the Meeting or any adjournment or postponement thereof. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

{01582925.DOC.5} EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF INTEGRATED WELLNESS ACQUISITION CORP PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 → FOR AGAINST ABSTAIN A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from December 15, 2025 (the “Termination Date”) to March 16, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”). CONTROL ID: REQUEST ID: Proposal 2 → FOR AGAINST ABSTAIN A proposal to amend by special resolution (the “Liquidation Amendment”) the M&A in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than March 16, 2026 (including prior to December 15, 2025) (the “Liquidation Amendment Proposal”). Proposal 3 → FOR AGAINST ABSTAIN A proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”). Proposal 4 → FOR AGAINST ABSTAIN A proposal to amend by special resolution (the “Redemption Limitation Amendment,” and together with the Extension Amendment and the Liquidation Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to the accompanying proxy statement to eliminate the limitation that we may not redeem public shares (defined below) to the extent that such redemption would result in us having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) (the “NTA Rule”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in an agreement relating to a business combination (the “Redemption Limitation”) in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”). Proposal 5 → FOR AGAINST ABSTAIN A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”). MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING:

{01582925.DOC.5} THE BOARD OF DIRECTORS RECOMMENDS VOTING ‘FOR’ PROPOSALS 1,2,3, 4 AND 5. MARK HERE FOR ADDRESS CHANGE New Address (if applicable): ____________________________ ____________________________ ____________________________ IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: ________________________, 2025 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)